Exhibit 99.2

PREMIER ALLIANCE GROUP, INC.
INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS AS OF JUNE 30 2010, AND THE SIX MONTHS ENDED JUNE 30, 2010 AND THE YEAR ENDED DECEMBER 31, 2009

The following unaudited pro-forma consolidated balance sheet, pro-forma income statements and the explanatory notes give effect to the merger of Q5Group (Q5) by Premier Alliance Group, Inc.

The pro-forma consolidated balance sheet, pro-forma consolidated income statements and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. These pro-forma consolidated balance sheet and pro-forma consolidated income statements have been prepared utilizing the historical financial statements of Premier Alliance Group, Inc., and. Q5Group and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated income statements have been prepared as if the merger had been consummated on January 1, 2009 under the purchase method of accounting and carried through to June 30, 2010. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on June 30, 2010.

This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations.

PREMIER ALLIANCE GROUP, INC.
PRO FORMA BALANCE SHEET
June 30, 2010

ASSETS	Historical
	unaudited	unaudited		unaudited
	Premier Alliance	Q5Group	adjustments	combined pro forma
CURRENT ASSETS:
Cash	$607,801	$130,689	(125,000)	$613,490.00
Accounts receivable	1,908,247	197,414		2,105,661
Unbilled work in process		38,728		38,728
Marketable securities	29,511	0		29,511
Deferred tax asset - current portion	28,000	0		28,000
Prepaid expenses and
other current assets	71,377	76,896	-	148,273

Total current assets	2,644,936	443,727	(125,000)	2,963,663

PROPERTY AND EQUIPMENT - at
cost less accumulated depreciation & fees	28,718	27,635	-	56,353

OTHER ASSETS:
Goodwill	2,363,578	0	829,974	3,193,552
Intangibles	138,400		107,300	245,700
Investment in equity-method investee	182,265	0		182,265
Investment in cost-method investee	100,000	0		100,000
Cash surrender value of officers'
life insurance	334,930	0		334,930
Deferred tax asset	52,000	0		52,000
Loan Fees - net	35,185			35,185
Deposits and other assets	6,100	-	-	6,100

	3,212,458	-	937,274	4,149,732

Total Assets	$5,886,112	$471,362	$812,274	$7,169,748

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Note payable	$626,000	$			$626,000
LOC payable to stockholder			45,000	(45,000)
Current portion of long-term debt	122,611		-		122,611
Accounts payable	417,143		16,340	-	433,483
Accrued expenses	657,494		95,600	-	753,094
Deferred tax liability			-		0
Income taxes payable	22,827		-	18,938	41,765

Total current liabilities	1,846,075		156,940	(26,062)	1,976,953

LONG-TERM DEBT	$152,998		-	375,000	$527,998

COMMITMENTS AND CONTINGENCIES	-		-	-	-

STOCKHOLDERS' EQUITY:
Class A convertible preferred stock,
liquidation preference of $0.05 per share,
$.001 par value, 5,000,000 shares authorized,
95,613 shares issued and outstanding	69				69
Class B convertible preferred stock, $.001
par value, 5,000,000 shares authorized
960,000 Pref B shares issued and Outstanding	960				960
Common stock, $.001 par value, 45,000,000
shares authorized, 7,398,220 shares
issued and outstanding	7,398		12	488	7,898
Additional paid-in capital	5,090,235		563,465	37,895	5,691,595
Accumulated deficit	(1,211,623)		(249,055)	424,953	(1,035,725)

	3,887,039		314,422	463,336	4,664,797

Total Liabilities and Stockholder equity	$5,886,112		$471,362	$812,274	$7,169,748

PREMIER ALLIANCE GROUP, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2010

	Historical
	unaudited	unaudited		unaudited
	Premier Alliance	Q5GROUP	adjustments	Combined Pro forma

NET REVENUES	$6,847,286	$1,135,109		$7,982,395

OPERATING EXPENSES:
Cost of revenues	5,359,023	851,907		6,210,930
Selling, general and administrative	1,454,704	510,627		1,965,331
Depreciation and amortization	3,010	7,076	13,314	23,400
	6,816,737	1,369,610	13,314	8,199,661

INCOME FROM OPERATIONS	30,549	(234,502)	(13,314)	(217,267)

OTHER INCOME (EXPENSE):
Interest expense, net	(37,913)	(2,869)	-	(40,782)
Goodwill impairment loss	-	-	-	-
Gain (Loss) on marketable securities	(1,408)	-	-	(1,408)
Officers' life insurance income	(35,101)	-	-	(35,101)
Equity in net loss of equity-method investee	(8,167)	-	-	(8,167)
Other income	2,474	-	-	2,474
	(80,115)	(2,869)	-	(82,984)
NET INCOME BEFORE INCOME TAXES	(49,566)	(237,370)	(13,314)	(300,250)
				-
INCOME TAX BENEFIT (EXPENSE)	(2,918)	53,810	5,192	56,084
NET INCOME (LOSS)	(52,484)	(183,560)	(8,122)	(244,166)
PREFERRED STOCK DIVIDEND	-	-	-	-
NET INCOME AVAILABLE FOR
COMMON STOCKHOLDERS	$(52,484)	$(183,560)	$(8,122)	$(244,166)
Net Income (loss) per share
basic	(0.01)			(0.03)
diluted	$(0.01)			$(0.03)
Weighted average number of shares,
basic	7,111,009		750,000	7,861,009
diluted	7,111,009	-	750,000	7,861,009

PREMIER ALLIANCE GROUP, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	Historical
	Premier Alliance	Q5Group	adjustments	Combined Pro forma

NET REVENUES	$9,347,993	$611,407		$9,959,400

OPERATING EXPENSES:
Cost of revenues	6,926,166	420,410		7,346,576
Selling, general and administrative	2,117,122	296,418		2,413,540
Depreciation and amortization	9,699	2,572	6,657	18,928
	9,052,987	719,400	6,657	9,779,044

INCOME FROM OPERATIONS	295,006	(107,993)	(6,657)	180,356

OTHER INCOME (EXPENSE):
Interest expense, net	(12,232)	171		(12,061)
Goodwill impairment loss		-		-
Gain/(Loss) on marketable securities	12,522	-		12,522
Officers' life insurance income	76,274	-		76,274
Equity in net loss of equity-method investee	(9,607)	-		(9,607)
Other income	4,800	-	-	4,800
	71,757	171	-	71,928

NET INCOME BEFORE INCOME TAXES	366,763	(108,164)	-	258,599
				-
INCOME TAX BENEFIT (EXPENSE)	(115,175)	42,669	2,596	(69,910)
NET INCOME (LOSS)	251,588	(65,495)	2,596	188,689
PREFERRED STOCK DIVIDEND	-	-	-	-
NET INCOME AVAILABLE FOR
COMMON STOCKHOLDERS	$251,588	$(65,495)	$(4,061)	$182,032
Net Income (loss) per share
basic	$0.04			$0.03
diluted	$0.03			$0.02
Weighted average number of shares,
basic	5,926,438		500,000	6,426,438
diluted	6,487,184	-	500,000	6,987,184

Notes and assumptions to Pro-Forma Consolidated Financial Statements

Organization and basis of presentation:

The unaudited pro-forma consolidated balance sheet and consolidated income statements have been based on historical financial information, using accounting principles generally accepted in the United States of America, of Premier Alliance Group, Inc. and Q5Group for the six months ended June 30, 2010 and the year ended December 31, 2009, considering the effects of the merger of Q5Group by Premier Alliance Group, Inc. was completed effective January 1, 2009 in the case of the pro-forma consolidated income statements, and effective June 30, 2010 in the case of the pro-forma consolidated balance sheet.

On August 31, 2010 Premier Alliance Group, Inc. purchased all shares of stock of Q5Group. The purchase included fixed assets in the amount of $25,562, net assets of $412,121, net liabilities of $155,857, goodwill in the amount of $829,974 which included stock options which were valued at $104,100 using the black scholes method of valuation, intangibles in the amount of $49,800, non competition allocation of $57,500, sign on bonuses of $57,500.

Pro-Forma adjustments:

The intangibles acquired from the purchase of Q5Group are being amortized for book purposes over a period of three to five years. Fixed assets purchased are being depreciated over five years. No impairment of Goodwill has occurred.

Intangibles consisted of Q5Group’s customer lists and was valued using the Discounted Cash Flow method, the value was determined to be $49,800.  Fixed assets were valued based on Fair Market Value and were valued at $25,562.

Provision for income taxes has been provided for Q5Group which assumes a corporate tax rate for year ended December 31, 2009 and six months ended June 30, 2010 respectively.

Stock Issuance: In consideration of the merger, the Registrant paid to Q5Group (a) the sum of $125,000 in cash at closing; and (b) issued to Q5Group shareholders 500,000 shares of Registrant's common stock, equal to $500,000 based on the five-day average closing price of the common stock 5 days prior to the closing of $1.00 (“close price”), delivered within 10 days after Closing.  At the thirteenth month after closing, based on a revenue and gross margin goal being met, 300,000 additional shares of common stock, equal to $300,000 based on the close price, will be issued to Q5Group shareholders and an additional sum of $75,000 in cash will be distributed.